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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): February 25, 1999


           CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 1999, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 1999-2, Mortgage Pass-Through Certificates, Series 1999-2).


                                   CWMBS, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)


          Delaware                        333-53861             95-4596514
          --------                        ---------             ----------
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
     of Incorporation)                  File Number)       Identification No.)



         4500 Park Granada
         Calabasas, California                                 91302
         ---------------------                              -----------
         (Address of Principal                              (Zip Code)
         Executive Offices)

Registrant's telephone number, including area code (818) 225-3240
                                                    --- ---------

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Item 5.  Other Events.
         ------------

         On February 25, 1999, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of February 1, 1999 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as seller and as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 1999-2. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.    Financial Statements, Pro Forma Financial
           -----------------------------------------
           Information and Exhibits.
           ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1. The Pooling and Servicing Agreement, dated as of February 1, 1999, by and among the Company, CHL and the Trustee.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CWMBS, INC.



                                          By: /s/ Celia Coulter
                                              ------------------
                                              Celia Coulter
                                              Vice President



Dated:  April 8, 1999

                                  Exhibit Index
                                  -------------



Exhibit                                                                 Page
-------                                                                 ----



99.1.           Pooling and Servicing Agreement,
                dated as of February 1, 1999, by
                and among, the Company, CHL
                and the Trustee.                                           6